SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—August 7, 2002

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip code)

Registrant’s telephone number, including area code—(412) 234-5000

Item 7.    Financial Statements and Exhibits

All exhibits are furnished pursuant to Item 9.

Exhibit Number	Description

99.1	Certification of Martin G. McGuinn pursuant to 18 U.S.C. §1350

99.2	Certification of Michael A. Bryson pursuant to 18 U.S.C. §1350

99.3	Sworn written statement of Martin G. McGuinn

99.4	Sworn written statement of Michael A. Bryson

Item 9.    Regulation FD Disclosure

On August 7, 2002, Mellon Financial Corporation filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certifications of Martin G. McGuinn, Chief Executive Officer, and Michael A. Bryson, Chief Financial Officer, required pursuant to 18 U.S.C. §1350. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2.

In accordance with the Order issued by the Commission on June 27, 2002 (“Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934,” File No. 4-460), Martin G. McGuinn, principal executive officer of Mellon Financial Corporation, and Michael A. Bryson, principal financial officer of Mellon Financial Corporation, on August 7, 2002, following the filing of the Form 10-Q referred to in the previous paragraph, executed and delivered for filing with the Commission their sworn written statements required by such Order. Conformed copies of such sworn written statements are attached hereto as Exhibits 99.3 and 99.4.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

By:	/s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer

Date: August 7, 2002

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EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Certification of Martin G. McGuinn pursuant to 18 U.S.C. §1350	Furnished herewith

99.2	Certification of Michael A. Bryson pursuant to 18 U.S.C. §1350	Furnished herewith

99.3	Sworn written statement of Martin G. McGuinn	Furnished herewith

99.4	Sworn written statement of Michael A. Bryson	Furnished herewith

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